SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

 Deutsche Global Inflation Fund

Effective on or about March 1, 2017, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2011.

Please Retain This Supplement for Future Reference

February 16, 2017
PROSTKR-783